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                           INTERSTATE TAX-EXEMPT FUND

                    Supplement Dated January 10, 2005 to the
           Statement of Additional Information Dated December 8, 2004

     The last sentence of the fourth paragraph in the section "Money Market Instruments and Investment Strategies," which appears on page 5 of the Statement of Additional Information, is amended by deleting the sentence and replacing it with the following:

     "The Interstate Fund may purchase such securities subject to its investment objectives and policies. As of the date of the Prospectus, the Primary Fund has not and does not purchase such securities, but reserves the right to do so in the future."